                                                                    EXHIBIT 21.1


                  SUBSIDIARY                         JURISDICTION OF INCORPORATION
                  ----------                         -----------------------------
Airwaves, Inc.                                                  Delaware
Indiana Broadcasting, LLC                                       Delaware
KXAN, Inc.                                                      Delaware
KXTX Holdings, Inc.                                             Delaware
LIN Airtime, LLC                                                Delaware
LIN Holdings Corp.                                              Delaware
LIN Sports, Inc.                                                Delaware
LIN Television Corporation                                      Delaware
LIN Television of San Juan, Inc.                                Delaware
LIN Television of Texas, Inc.                                   Delaware
LIN Television of Texas, L.P.                                   Delaware
Linbenco, Inc.                                                  Delaware
North Texas Broadcasting Corporation                            Delaware
Primeland Television                                            Delaware
Providence Broadcasting, LLC                                    Delaware
Ranger Equity Holdings A Corp.                                  Delaware
Ranger Equity Holdings B Corp.                                  Delaware
S&E Networks, Inc.                                            Puerto Rico
Televicentro of Puerto Rico, LLC                                Delaware
WAVY Broadcasting, LLC                                          Delaware
WIVB Broadcasting, LLC                                          Delaware
WNJX-TV, Inc.                                                   Delaware
WOOD License Co., LLC                                           Delaware
WOOD Television, Inc.                                           Delaware
WTNH Broadcasting, Inc.                                         Delaware
WWLP Broadcasting, LLC                                          Delaware